UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 21, 2023

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-16088	04-2832509
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 South Worcester Street		02766
Norton,	MA
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 222-0614

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPSH	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2023, CPS Technologies Corp. (the “Company”) entered into an executive employment and change of control agreement with Brian Mackey, its Chief Executive Officer (the “Agreement”). The Agreement provides for 12 months of salary continuation (the “Salary Continuation Period”) in the event of Mr. Mackey’s qualifying termination, including termination by the Company without cause. During the Salary Continuation Period, so long as COBRA continuation coverage is timely and properly elected by Mr. Mackey, the Company has agreed to reimburse Mr. Mackey for the Company paid portion for the cost of coverage that is in effect for the Salary Continuation Period, which reimbursements shall continue until the earlier of (i) the end of the Salary Continuation Period and (ii) the termination of Mr. Mackey’s COBRA continuation coverage. Further, in the event of a change of control or change in control termination and subject to certain requirements, any outstanding and unvested stock options held by Mr. Mackey at that time shall accelerate in full so that all outstanding and unvested stock options shall become vested. The Agreement also provides for indemnification of Mr. Mackey under certain circumstances.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Executive Agreement, dated as of November 21, 2023.
10.2	Offer of employment is incorporated by reference to the Company's 8-K filing of July 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CPS TECHNOLOGIES CORP.

DATE: November 24, 2023	By:	/s/ Charles K. Griffith, Jr.
Charles K. Griffith, Jr.
Chief Financial Officer